UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Base Indenture and Supplemental Indenture

On December 10, 2013, Endologix, Inc. (the “Company”) closed the sale of $86,250,000 aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2018 (the “Notes”) pursuant to an underwriting agreement, dated December 4, 2013 (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein. The Company received net proceeds from the sale of the Notes of approximately $82.9 million, after deducting underwriting discounts and commissions and offering expenses payable by the Company. The Notes were offered and sold pursuant to the Company’s Registration Statement (the “Registration Statement”) on Form S-3ASR (Registration No. 333-181762), which was filed with the Securities and Exchange Commission (the “Commission”) on May 30, 2012 and became immediately effective, and the prospectus dated May 30, 2012 included in the Registration Statement (the “Base Prospectus”), as supplemented by a prospectus supplement dated December 4, 2013, filed with the Commission on December 5, 2013 (the “Prospectus Supplement”). In connection with the pricing of the Notes and the exercise in full of their overallotment option by the underwriters, the Company entered into privately-negotiated capped call transactions with Bank of America, N.A. (the “Capped Call Transactions”).

The Notes are governed by the terms of a base indenture (the “Base Indenture”), as supplemented by the first supplemental indenture relating to the Notes (the “First Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association (the “Trustee”), each of which were entered into on December 10, 2013.

A description of the terms and conditions of the Notes, the Indenture and the Capped Call Transactions has been previously reported in the sections entitled “Description of the Notes” and “Description of Capped Call Transactions” in the Prospectus Supplement and in the section entitled “Description of Debt Securities We May Offer” in the Base Prospectus, included in the Registration Statement, and is incorporated herein by reference.

The summaries of the Underwriting Agreement and the Capped Call Transactions are qualified in their entirety by reference to the descriptions thereof in Item 1.01 of the Company’s Current Report on Form 8-K dated December 3, 2013 and filed with the Commission on December 6, 2013, and the full text of the Underwriting Agreement and the capped call confirmations in Exhibit 1.1 and Exhibits 10.1 and 10.2, respectively, thereto, and are incorporated herein by reference. The summaries of the Indenture and the Notes are qualified in their entirety by reference to the full text of the Indenture and the form of the Notes. The Base Indenture, the First Supplemental Indenture, and the form of the Notes are filed as Exhibits 4.1, 4.2, and 4. 3, respectively, hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Indenture, dated December 10, 2013, between Endologix, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated December 10, 2013, between Endologix, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 2.25% Convertible Senior Notes due 2018 (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: December 10, 2013	/s/ Shelley B. Thunen
Shelley B. Thunen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated December 10, 2013, between Endologix, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated December 10, 2013, between Endologix, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 2.25% Convertible Senior Notes due 2018 (included in Exhibit 4.2).